UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

SYSOREX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55924	68-0319458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13880 Dulles Corner Lane, Suite 120 Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 929-3871

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 17, 2022, management of Sysorex, Inc. (the “Company”) determined that the following financial statements should be restated and should no longer be relied upon:

(i)	The Company’s consolidated financial statements for the year ended December 31, 2021 included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on April 14, 2022 (the “2021 10-K”); and

(ii)	The Company’s unaudited condensed consolidated financial statements for the quarter ended September 30, 2021 included in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 16, 2021.

Any previously issued or filed reports, press releases, earnings releases and investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information covering the periods described above should no longer be relied upon.

On May 17, 2022, the Company’s management determined that its prior conclusion that the “conversion feature” of the Company’s 12.5% senior secured convertible debentures (the “Debentures”) qualified for equity classification and, therefore, qualified for the application of the guidance in the Financial Accounting Standards Board’s (the “FASB”) Accounting Standards Update (ASU) 2020-06, was incorrect. Management has determined that the conversion feature was a liability classified derivative under the FASB’s Accounting Standards Codification (ASC) 815-40, Derivatives and Hedging – Contracts in Entity’s Own Equity from the inception requiring recognition at fair value for each reporting period.

The Company has determined that the reporting effects of the above error has a material impact to the statement of operations of the Company for the year ended December 31, 2021, as reported in the 2021 10-K, and the unaudited statement of operations for the quarter ended September 30, 2021. In addition, as of December 31, 2021 and September 30, 2021, there was a material impact to the balance sheet for the conversion feature derivative liability, and the accumulated deficit.

As a result, the 2021 Annual Financial Statements will be restated, and the Company will file an amendment to the 2021 10-K with the SEC. The amendment will also include restated quarterly financial information as of September 30, 2021 and for the three and nine months then ended. The error does not have an impact on the Company's consolidated financial statements for the quarters ended March 31, 2021 or June 30, 2021 or for any periods prior to the fiscal year ended December 31, 2021. It also does not affect the Company’s previously reported revenue, cash flows or cash positions in any period.

As disclosed in the 2021 10-K, the Company’s disclosure controls and procedures as of December 31, 2021 remain ineffective as a result of the material weaknesses that existed in the Company’s internal control over financial reporting.

The Company’s management and its Board of Directors have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Friedman LLP, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2022	SYSOREX, INC.

	By:	/s/ Wayne Wasserberg
	Name:	Wayne Wasserberg
	Title:	Chief Executive Officer

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